SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                             Current Report Pursuant
                          TO SECTION 13 OR 15(d) OF THE
                         Securities Exchange Act of 1934


          Date of Report (Date of Earliest Event Reported) May 25, 2004
                                                          ----------------------



       Securitisation Advisory Services Pty. Limited (ABN 88 064 133 946)
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             (Exact Name of Registrant as Specified in its Charter)


             Australian Capital Territory, Commonwealth of Australia
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                 (State or Other Jurisdiction of Incorporation)


      333-75072                                       Not Applicable
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(Commission File Number)                    (I.R.S. Employer Identification No.)


Level 6, 48 Martin Place, Sydney, 2000 Australia              Not Applicable
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  (Address of Principal Executive Offices)                      (Zip Code)


                               (011) 612-9378-5293
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)




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                         Exhibit Index Located on Page 5
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


ITEM 5.  OTHER EVENTS.

         On March 25, 2004 (the "Closing Date"), Perpetual Trustee Company Limited, in its capacity as issuer trustee (the "Issuer Trustee") of the Medallion Trust Series 2004-1G (the "Trust"), publicly issued initial principal amount U.S. $1,300,000,000 of Class A-1 Mortgage Backed Floating Rate Notes (the "Class A-1 Notes") and (euro)500,000,000 Class A-3 Mortgage Backed Floating Rate Notes (the "Class A-3 Notes", and together with the Class A-1 Notes, the "Notes") due on the distribution date falling in May, 2035 (the "Notes") pursuant to a registration statement (No. 333-75072) declared effective on January 10, 2002.

         A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the distribution date falling on May 25, 2004. In connection with this distribution date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Class A-1 noteholders and the Class A-3 noteholders, the Issuer Trustee and The Bank of New York, New York Branch, as principal paying agent and offshore note trustee.



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


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

           (a)  Financial Statements of Business Acquired.

                    Not applicable

           (b)  Pro Forma Financial Information.

                    Not applicable

           (c)  Exhibits.

           EXHIBIT
              NO.            DOCUMENT DESCRIPTION
           -------           --------------------

           99.4 Quarterly Servicing Report related to May 25, 2004 Distribution Date


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 SECURITISATION ADVISORY
                                                 SERVICES PTY. LIMITED
                                                     (Registrant)


Dated: May 31, 2004                              By:  /s/  David Spiritosanto
                                                    ----------------------------
                                                    Name:   David Spiritosanto
                                                    Title:  Authorised Officer




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


INDEX TO EXHIBITS

           EXHIBIT
              NO.   DOCUMENT DESCRIPTION
           -------  --------------------

           99.4 Quarterly Servicing Report related to May 25, 2004 Distribution Date





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